                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2003

                                ----------------

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
             (Exact name of registrant as specified in its charter)

            New Jersey                   33-18053               22-2426091
   (State or other jurisdiction      (Commission File        (I.R.S. Employer
        of incorporation)                 Number)           Identification No.)


                              213 Washington Street
                            Newark, New Jersey 07102
              (Address of principal executive offices and zip code)

                                 (973) 802-3274
              (Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure.

         On March 24, 2003, the Company filed with the SEC its Annual Report on Form 10-K for the year ended December 31, 2002, accompanied by the certifications of Andrew J. Mako and William J. Eckert, IV, its Chief Executive Officer and its Chief Accounting Officer, respectively, required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The Company is furnishing copies of these certifications as Exhibits 99.1 and 99.2 hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2003       Pruco Life Insurance Company of New Jersey



                                                 By: /s/ William J. Eckert, IV
                                                 -------------------------------
                                                 Name: William J. Eckert, IV
                                                 Title: Chief Accounting Officer
                                                 (Principal Accounting Officer)

                                  Exhibit Index

Exhibit
No.                                      Description
-------           --------------------------------------------------------------
99.1              Certification of Chief Executive Officer required pursuant to
                  18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of Chief Accounting Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.